Rule 497(k)
File Nos. 333-289838 and 811-24117
Corgi ETF Trust I
Corgi U.S. War Machine ETF
Cboe BZX Exchange, Inc. — WR
Summary Prospectus
April 30, 2026
Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, statement of additional information and other information about the Fund online at https://www.corgifunds.com. You can also get this information at no cost by calling (855) 552-6744. The current prospectus and statement of additional information, dated April 30, 2026, are incorporated by reference into this Summary Prospectus.
The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Corgi U.S. War Machine ETF
WR

Investment Objective
The Corgi U.S. War Machine ETF (the "Fund") seeks capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (the "Shares"). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses1
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.35%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses	0.35%
1 Under the unitary fee arrangement, Corgi Strategies, LLC (the "Adviser") will bear substantially all of the Fund's ordinary operating expenses, except for: advisory fees; interest on borrowings for investment purposes; dividends and other expenses on securities sold short; taxes; brokerage commissions and other costs of purchasing and selling portfolio securities and other investment instruments; acquired fund fees and expenses; accrued deferred tax liability; any distribution fees and expenses paid under a Rule 12b-1 plan adopted pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"); litigation expenses; and other non-routine or extraordinary expenses.
2 The Fund is newly organized. All fees and expenses are estimated for the current fiscal year.
Expense Example
This Example is designed to help you compare shareholder costs across funds. It assumes a $10,000 investment held for the periods shown and a full redemption at the end of each period, with a 5% annual return and unchanged operating expenses. Your actual expenses may differ; based on these assumptions, your costs would be as shown.
1 Year	3 Years
$35	$115
Portfolio Turnover
When the Fund buys and sells securities, it incurs trading costs such as brokerage commissions. Greater trading activity (often called portfolio turnover) generally means higher trading expenses and, in taxable accounts, may result in larger taxable distributions. These amounts are not included in Total Annual Fund Operating Expenses or in the Expense Example and will reduce the Fund's returns. Because the Fund is newly formed, a portfolio turnover rate is not yet available.
Principal Investment Strategies
The Fund is an exchange-traded fund ("ETF") that seeks to meet its objective by having Corgi Strategies, LLC (the "Adviser") actively manage the Fund and, under ordinary market conditions, invest at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of U.S. companies materially involved in the development, manufacturing, provision, and operation of products, services, and infrastructure that may benefit from periods of heightened geopolitical conflict, increased defense and national security spending, and U.S. energy security, including oil and gas production, infrastructure, and services that the Adviser believes are integral to the U.S. defense industrial base and national security posture, including select private investments accessed through special purpose vehicles. Any such private investments fall within, and are not in addition to, the Fund's 15% illiquid investment limit. For purposes of this policy, the Fund considers the following activities: defense contractors and suppliers, aerospace and weapons systems platforms, intelligence and mission software, secure communications, surveillance and sensing, cybersecurity, military logistics and sustainment, and oil and gas producers, refiners, midstream and storage operators, and oilfield services that support energy supply and energy security when global conditions tighten.
The Fund invests primarily in the common stock of companies that are materially involved in defense, war related spending, and oil and gas ecosystem. The Fund considers a company "materially involved" if, at the time of investment, as determined by the Adviser, the company meets at least one of the following criteria at the firm level: (1) at least 50% of the company's total revenues are derived from the activities identified in the Fund's 80% investment policy above; (2) at least 50% of the company's total profits are derived from such activities; (3) at least 50% of the company's total assets are dedicated to such activities; or (4) the company ranks among the top 10 companies engaged in such activities by total revenues or net income, as determined using publicly available financial data.
The Fund may also invest in interests in special purpose vehicles that provide exposure to private companies and private investments aligned with these areas, subject to the Fund's liquidity and investment limits.
The Fund's investable universe generally consists of equity securities of U.S. companies of any market capitalization, including large-, mid-, small-, and micro-cap companies.
The Fund may invest up to 15% of its net assets in illiquid investments. Illiquid investments may include, among other things, passive, minority interests in special purpose vehicles ("SPVs") managed by unaffiliated third parties, as a means of gaining limited exposure to private securities within the Fund's investment theme, securities that are subject to legal or contractual restrictions on resale, and other investments that otherwise lack an active secondary market. The Fund does not create, sponsor, or exercise primary control over any SPV, and does not intend to acquire interests in SPVs that charge ongoing management fees or performance allocations. The Fund does not, and does not intend to, create or acquire primary control of any entity that engages in investment activities in securities or other assets, other than an entity wholly-owned by the Fund. The Fund may invest in other investment companies, including ETFs, to gain exposure to certain market segments, for cash management purposes, or to facilitate portfolio transitions.
The Fund employs a bottom-up security selection process that combines fundamental analysis with thematic and quantitative screening to construct the Fund's portfolio from among companies that satisfy the Fund's 80% investment policy, as described above. The Adviser evaluates qualifying companies based on, among other things, strategic positioning within the relevant supply chain, growth potential, and valuation.
The Fund may hold cash, cash equivalents, or short-term U.S. Treasury instruments for liquidity management or to facilitate portfolio transitions. The Fund will provide shareholders with at least 60 days' prior notice of any change to the Fund's 80% investment policy. The Fund is classified as non-diversified under the Investment Company Act of 1940.
Principal Risks of Investing in the Fund
The principal risks are presented below in order of importance as determined by the Adviser, with the most significant risks appearing first. Each risk described below is considered a "principal risk" of investing in the Fund, regardless of its order. As with any investment, you could lose all or part of your investment. Any of these risks could adversely affect the Fund's net asset value ("NAV"), market price, yield, total return, and/or its ability to achieve its objective.
Concentration Risk. The Fund will concentrate its investments in the defense and aerospace industries and oil and gas industries or related industries. As a result, the Fund may be more sensitive to adverse economic, business, regulatory, environmental, or market developments affecting those industries than a fund that invests more broadly across multiple sectors, and the Fund's performance may be more volatile.
AP and Market Maker Dependence Risk. The Fund relies on a limited number of authorized participants ("APs") and market makers to create, redeem, and provide liquidity in Shares. If these firms curtail or cease their activities and others do not step in, Shares may trade at significant premiums/discounts to NAV, experience wider bid-ask spreads, or be subject to trading halts or delisting.
Premium/Discount to NAV Risk. Shares trade at market prices that may be above (premium) or below (discount) NAV, particularly when market volatility is elevated, trading volume is limited, or the portfolio experiences disruptions.
Conflict and Spending Cycle Risk. The Fund's theme may be affected by changes in geopolitical conditions and the pace and composition of defense and security spending. Increased conflict or heightened tensions may increase demand for certain defense and security goods and services, while de-escalation, ceasefires, shifts in threat priorities, or changes in procurement focus can reduce demand, backlog visibility, and valuations.
Government Contract and Program Concentration Risk. Defense oriented companies may depend on a limited number of large government customers, contract awards, and multi year programs. Budget negotiations, procurement delays, program cancellations, contract disputes, performance issues, and changes in payment timing can create revenue volatility, margin pressure, and working capital strain.
Export Controls, Sanctions, and Defense Industry Regulation Risk. Defense- and national security-related companies may be subject to extensive regulation and oversight, including export controls, licensing requirements, sanctions, and restrictions on sales to certain countries, entities, or end users. Changes in laws, regulations, or enforcement priorities may limit a company's ability to sell products or services, delay deliveries, increase compliance costs, or result in penalties or reputational harm, which could adversely affect the value of the Fund's investments.
Reputational and Controversy Risk. Defense, national security, and fossil fuel related businesses may be subject to heightened public scrutiny, activism, and reputational risk, including in connection with how products are used in conflicts, customer selection, human rights considerations, or environmental impacts. Adverse publicity, consumer or employee backlash, litigation, or restrictions by business partners, lenders, or investors may reduce demand, increase costs, limit access to capital or insurance, or pressure valuations of companies held by the Fund.
Cybersecurity and Information Security Risk. Companies involved in secure communications, intelligence, surveillance, sensing, mission software, cybersecurity, and other defense- and security-related technologies may be exposed to heightened cybersecurity and information security risks. Cyber incidents, data breaches, supply chain compromises, or system failures could disrupt operations, result in liability or loss of contracts, increase remediation costs, and damage reputations, which could cause the value of the Fund's investments to decline.
Critical Infrastructure Disruption and Catastrophe Risk. Companies in which the Fund may invest may own, operate, or depend on critical infrastructure such as refineries, pipelines, storage terminals, liquefied natural gas facilities, ports, and industrial or defense production sites. These assets may be exposed to operational failures, accidents, fires, explosions, weather-related events, or other catastrophic events, as well as physical sabotage or attacks. Such events may cause business interruptions, supply disruptions, loss of production, contractual penalties, increased insurance and security costs, environmental liabilities, and significant capital expenditures, any of which may adversely affect the value of the Fund's investments.
Oil and Gas Price and Margin Volatility Risk. Oil and gas companies may be sensitive to commodity price changes, supply disruptions, production decisions, refinery margins, transportation constraints, and inventory dynamics. Periods of declining prices or narrowing margins can reduce cash flows and investment activity, while regulatory and environmental incidents can increase costs and liabilities.
Energy Transition and Environmental Regulation Risk. Oil and gas companies may be affected by environmental and climate-related regulation, emissions limits, permitting requirements, litigation, and changes in consumer and investor preferences. These factors may increase costs, restrict operations, reduce demand for fossil fuels, or result in stranded assets, which could adversely affect the value of the Fund's investments.
Capitalization Risk. The Fund may invest in companies of any market capitalization. Small and mid-capitalization companies can be more volatile and less liquid than larger companies and may have fewer financial resources, narrower product lines, and greater sensitivity to a single program, customer, or supplier. Large capitalization companies may be less able to sustain high growth rates and may be more exposed to broad industry headwinds given their scale, which can cause them to lag during periods when smaller competitors outperform.
SPV and Private Investment Risk. The Fund may gain exposure through special purpose vehicles, which can be less transparent, more thinly traded, and more volatile than operating companies. These structures may involve conflicts of interest, additional fees, dilution from sponsor promotions and warrants, deal deadline pressure that can lead to weaker transactions or liquidation, valuation uncertainty, and limits on liquidity or transfers, any of which can increase losses or make it difficult to exit at a favorable price.
Liquidity and Valuation Risk. Some securities held by the Fund may trade in lower volumes or may be less liquid, particularly securities of smaller companies. In stressed markets, liquidity may decline sharply, making it harder to buy or sell positions at reasonable prices. When market quotations are not readily available or are deemed unreliable, the Fund may use fair value pricing, and the value assigned may differ from the value realized on sale. Illiquid investments may include interests in special purpose vehicles ("SPVs") and other instruments subject to contractual or legal restrictions on resale, which can be harder to value and may require greater reliance on fair-value determinations. Investments in SPVs may also involve additional risks, including limited transparency, additional fees and expenses, and restrictions on transfer or withdrawal, which may increase volatility or losses, particularly during periods of market stress.
Equity Market Risk. Equity securities fluctuate in value due to issuer-specific events, sector dynamics, and broad market conditions. Common stocks generally exhibit greater volatility than preferred stocks or debt securities and may experience sudden declines or extended downturns.
Non-Diversified Fund Risk. As a non-diversified fund under the Investment Company Act of 1940, the Fund may invest a larger portion of assets in fewer issuers than a diversified fund. Losses in a single issuer could have a proportionately greater adverse effect on the Fund's performance.
Active Management Risk. Because the Fund is actively managed, the Fund's performance depends on the Adviser's ability to select investments and allocate assets. The Adviser's judgments may prove incorrect, and the Fund may underperform funds with similar objectives or strategies and may underperform the broader equity markets.
Brokerage Commissions and Bid-Ask Spread Risk. Investors transacting in the secondary market will pay brokerage commissions and may bear costs associated with the bid-ask spread. These costs tend to rise when trading volume is low or markets are stressed and can materially reduce investment results, especially for frequent or small transactions.
New Adviser Risk. The Adviser is both a newly registered investment adviser and has limited experience managing a registered fund. As a result, there is no long-term track record against which an investor may judge the Adviser and it is possible the Adviser may not achieve the Fund's intended investment objective.
New Fund Risk. The Fund is newly organized and has limited or no operating history. It may take time to attract assets, build secondary-market liquidity, and achieve investment and trading efficiencies.
Limited Shareholder Rights Risk. The Trust's governing documents limit certain shareholder rights. For example, the Trust generally does not hold annual meetings, and the Board can take certain actions without a shareholder vote (including, in some cases, liquidating the Fund). These provisions can make it harder, more expensive, or slower for shareholders to bring claims or to influence how the Trust or the Fund is run, including because certain claims (other than claims arising under the federal securities laws) may be subject to a waiver of the right to a jury trial.
Performance
Because the Fund has not completed a full calendar year of operations as of the date of this Prospectus, performance information is not presented . After the Fund has a full calendar year of results, this section will include a calendar-year bar chart and a table of average annual total returns, which will help illustrate the variability of the Fund's returns over time. At that time, the Fund's performance will be compared to an appropriate broad-based market index (total return). The specific benchmark index (or indexes) used for this comparison will be identified in this section once performance information is presented and will be selected to represent the overall applicable market relevant to the Fund's investment exposure.
Past performance (before and after taxes) is not a guarantee of future results.
Once available, updated performance information will be posted on the Fund's website at www.corgifunds.com.
Management
Investment Adviser
Corgi Strategies, LLC serves as investment adviser to the Fund.
Portfolio Managers
The individuals primarily responsible for the day-to-day management of the Fund are Isaac Hargett, Anthony Crinieri, and Miles Braden, each a Portfolio Manager for the Adviser, each of whom has served as a portfolio manager of the Fund since 2026.
Purchase and Sale of Shares
The Fund issues and redeems shares only in large blocks called "Creation Units" at NAV next determined after an order is accepted. Only authorized participants ("APs") may transact in Creation Units directly with the Fund. Creation Units are generally issued and redeemed in exchange for a basket of securities and/or cash; the Fund may, in its discretion, permit or require all-cash creations or redemptions.
Individual Shares are listed for trading on Cboe BZX Exchange, Inc. (the "Exchange") and may be bought or sold in the secondary market at market prices rather than at NAV. Market prices may be above (premium to) or below (discount to) NAV. Investors trading on an exchange will pay brokerage commissions and may be affected by the bid-ask spread.
As available, information required by Rule 6c-11 (including the Fund's NAV, market price, historical premiums/discounts, and median bid-ask spread) will be posted on the Fund's website at www.corgifunds.com.
Tax Information
Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, and/or capital gains (or some combination), unless shares are held through an individual retirement account ("IRA") or other tax-advantaged arrangement, in which case taxes may be due upon withdrawal. Your tax treatment may vary; consult your tax adviser about your particular circumstances.
Financial Intermediary Compensation
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.